Filed pursuant to Rule 497

File No.333-149374

Supplement dated October 15, 2008

to

Prospectus dated September 18, 2008

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated September 18, 2008.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

This supplement replaces the second paragraph of the section entitled “Discussion of the Company’s Expected Operating Plans—Operating and Regulatory Structure” on page 45 of the Prospectus as well as the second paragraph of the section entitled “Investment Objectives and Strategy—Operating and Regulatory Structure” on page 63 of the Prospectus. .

FB Advisor will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FB Advisor has contracted with the Pine Hill Group, LLC, to provide us with a chief financial officer, Charles Jacobson, a consultant with that firm, and has contracted with Vigilant Compliance Services, LLC, to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

This supplement replaces the section entitled “Investment Objectives and Strategy—Staffing” on page 69 of the Prospectus.

Staffing

We do not currently have any employees. The compensation of our chief financial officer, Charles Jacobson, and our chief compliance officer, Salvatore Faia, is paid by FB Advisor. We will reimburse FB Advisor for the compensation paid to our chief financial officer and chief compliance officer and their respective staffs. Messrs. Jacobson and Faia are not affiliated with FB Advisor. See “Administrative Services.”

Each of our executive officers described under “Management,” aside from Messrs. Faia and Jacobson, is a principal of FB Advisor, which manages and oversees our investment operations. In the future, FB Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

This supplement replaces the section entitled “Management—Executive Officers” on page 75 of the Prospectus.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	47	President and Chief Executive Officer
Charles Jacobson	37	Chief Financial Officer
Salvatore Faia	45	Chief Compliance Officer

The address for each executive officer is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104-2867.

This supplement replaces the second and third paragraphs on page 76 of the Prospectus under the heading “Executive Officers Who are Not Directors.”

Charles Jacobson joined the Company as our chief financial officer in October 2008. Since 2007, Mr. Jacobson has served as the Managing Director of the Pine Hill Group, LLC, a consulting firm which he co-founded, providing management level finance and accounting services to middle market public and private companies. Previously, from 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.

This supplement adds the following text to the section entitled “Control Persons and Principal Stockholders” on pages 92-93 of the Prospectus.

Mr. Jacobson does not beneficially own any shares of common stock of FS Investment Corporation as of October 10, 2008.

This supplement adds the following paragraph to page 116 of the Prospectus under the heading “Suitability Standards.”

Massachusetts—The Massachusetts Securities Division recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Michigan—Investors who reside in the state of Michigan must have either (i) a liquid net worth of $70,000 and annual gross income of $70,000 or (ii) a liquid net worth of $250,000. Additionally, a Michigan investor’s total investment in us shall not exceed 10% of his or her liquid net worth.